===============================================================================

                                                                   EXHIBIT 10.15


                                 COMMON STOCK
                         REGISTRATION RIGHTS AGREEMENT

                            Dated as of May 4, 2000

                                 By and Among

                     NASSAU BROADCASTING  PARTNERS, L.P.,

                                      and

                      MERRILL LYNCH CAPITAL CORPORATION,

                    CAISSE DE DEPOT ET PLACEMENT DU QUEBEC,

                           THE BANK OF NOVA SCOTIA,

                             OZ MASTER FUND, LTD.

                                      and

                               BANK OF MONTREAL

================================================================================

                               TABLE OF CONTENTS

                                                                                                               Page

Section 1.  Definitions..............................................................................             1

Section 2.  Registration Rights......................................................................             6
            2.1    (a)  Demand Registration..........................................................             6
                   (b)  Effective Registration.......................................................             7
                   (c)  Priority in Demand Registrations Pursuant to Section 2.1.....................             8
                   (d)  Restrictions on Sale by Holders..............................................             8
                   (e)  Selection of Underwriter.....................................................             8
                   (f)  Expenses.....................................................................             9
            2.2    (a)  Piggy-Back Registration......................................................             9
                   (b)  Priority in Piggy-Back Registration..........................................            10
                   (c)  Restrictions on Sale by Holders..............................................            11
            2.3    Limitations, Conditions and Qualifications to Obligations Under
                   Registration Covenants............................................................            11
            2.4    [Reserved]........................................................................            13
            2.5    Rule 144 and Rule 144A............................................................            13
            2.6    Underwritten Registrations........................................................            13

Section 3.  [Reserved]...............................................................................            13

Section 4.  Registration Procedures..................................................................            14

Section 5.  Indemnification and Contribution.........................................................            20

Section 6.  Miscellaneous............................................................................            23
            (a)    Remedies..........................................................................            23
            (b)    No Inconsistent Agreements........................................................            23
            (c)    No Piggy-Back on Demand Registrations.............................................            23
            (d)    Amendments and Waivers............................................................            23
            (e)    Notices...........................................................................            23
            (f)    Successors and Assigns............................................................            24
            (g)    Counterparts......................................................................            24
            (h)    Governing Law.....................................................................            24
            (i)    Severability......................................................................            25
            (j)    Headings..........................................................................            25
            (k)    Entire Agreement..................................................................            25
            (l)    Securities Held by the Company or its Affiliates..................................            25
            (m)    Third Party Beneficiary...........................................................            25

                  COMMON STOCK REGISTRATION RIGHTS AGREEMENT


          This COMMON STOCK REGISTRATION RIGHTS AGREEMENT (the "Agreement") is
                                                                ---------
made and entered into as of May 4, 2000, between Nassau Broadcasting
Partners, L.P., (the "Company") a Delaware limited partnership organized under
                      -------
the Delaware Revised Uniform Limited Partnership Act, MERRILL LYNCH CAPITAL CORPORATION ("Merrill Lynch"), CAISSE DE DEPOT ET PLACEMENT DU QUEBEC, THE BANK
              -------------
OF NOVA SCOTIA, OZ MASTER FUND, LTD. AND BANK OF MONTREAL (together with Merrill Lynch, the "Purchasers").
            ----------

          This Agreement is made pursuant to the Units Purchase Agreement dated as of May 4, 2000, among the Company, Nassau Finance Corp. (collectively with the Company, the "Issuers") and the Purchasers (the "Purchase Agreement"), with
                  -------                            ------------------
respect to the issuance and sale by the Company and the purchase by the Purchasers, severally, for gross proceeds of $60,000,488.85 of 117,359 units (the "Units") consisting of $117,359,000 aggregate principal amount at maturity
      -----
of the Issuers' 13% (resetting to 14%) Senior Discount Notes due 2010 (the

"Notes") and 19,303.86 units of partnership interest in the Company representing
 -----
2.0% of the aggregate equity interests in the Company on a fully diluted basis as of the date hereof plus such additional number of units of partnership interest or shares of capital stock of the Company representing up to an additional 3.5% of the aggregate equity interests of the Company on a fully diluted basis as may be issuable in accordance with the provisions of Section 2.01(a) of the Purchase Agreement. The execution of this Agreement is a condition to the obligations of the Purchasers under the Purchase Agreement.

          In consideration of the foregoing, the parties hereto agree as follows:

          Section 1.  Definitions.  As used in this Agreement, the following
                      -----------
defined terms shall have the following meanings:

          "Advice" has the meaning ascribed to such term in Section 4 hereof.
           ------

          "Affiliate" means, with respect to any specified Person, (i) any other
           ---------
     Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any other Person that owns, directly or indirectly, 10% or more of such specified Person's Voting Capital Stock (as defined in the Purchase Agreement) or any executive officer or director of any such specified Person or other Person or, with respect to any natural Person, any Person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin. For purposes of this definition, "control" (including, with
                                                -------
     correlative meanings, the terms "controlling," "controlled by" and "under
                                      -----------    -------------       -----
     common control with") of any specified Person means the possession,
     -------------------
     directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by agreement or otherwise.

          "Agreement" shall have the meaning ascribed to such term in the
           ---------
     preamble hereto.

          "Aurora Acquisition" means the acquisition of all of the outstanding
           ------------------
     equity interests of Aurora Communications LLC.

          "Aurora Investors" has the meaning set forth in the Purchase
           ----------------
     Agreement.

          "Aurora Registration Rights Agreement" means the Registration Rights
           ------------------------------------
     Agreement contemplated to be entered into by the Company and the Aurora Investors at the consummation of the Aurora Acquisition, substantially in the form of Exhibit C to the Purchase and Exchange Agreement.

          "Business Day" shall mean a day that is not a Legal Holiday.
           ------------

          "Capital Stock" shall mean, with respect to any Person, any and all
           -------------
     shares, interests, partnership interests, participations, rights in or other equivalents (however designated and whether voting or non-voting) of such person's capital stock, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock whether outstanding on the Issue Date or issued after the Issue Date.

          "Company" shall have the meaning ascribed to such term in the preamble
           -------
     of this Agreement and shall also include the Company's permitted successors and assigns.

          "Common Stock" shall mean the Company's common stock authorized in
           ------------
     connection with the Reorganization and any other class or series of common equity equivalent shares of the Company hereafter created.

          "Demand Registration" shall have the meaning ascribed to such term in
           -------------------
     Section 2.1(a) hereof.

          "DTC" shall have the meaning ascribed to such term in Section 4(i)
           ---
     hereof.

          "Effectiveness Period" shall have the meaning ascribed to such term in
           --------------------
     Section 2.1(a) hereof.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
     amended from time to time.

          "Fair Market Value" shall mean the value of any securities as
           -----------------
     determined (without any discount for lack of liquidity, the amount of such securities proposed to be sold or the fact that such securities held by any Holder of such security may represent a minority interest in a private company) by a nationally or regionally recognized investment banking firm selected by the Company for the determination of such value.

          "Holder" shall mean each of the Purchasers for so long as the
           ------
     Purchasers own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become registered owners of such Registrable Securities.

          "Included Securities" shall have the meaning ascribed to such term in
           -------------------
     Section 2.1(a) hereof.

          "Indemnified Person" shall have the meaning ascribed to such term in
           ------------------
     Section 5(a).

          "Initial Public Equity Offering" shall mean a primary public offering
           ------------------------------
     (whether or not underwritten, but excluding any offering pursuant to Form S-8 or F-8 under the Securities Act or any other publicly registered offering pursuant to the Securities Act pertaining to an issuance of shares of Common Stock or securities exercisable therefor under any benefit plan, employee compensation plan, or employee or director stock purchase plan) of Common Stock of the Company pursuant to an effective registration statement under the Securities Act.

          "Inspectors" shall have the meaning ascribed to such term in Section
           ----------
     4(m) hereof.

          "Issuers" shall have the meaning ascribed to such term in the preamble
           -------
     to this Agreement.

          "Legal Holiday" shall mean a Saturday, a Sunday or a day on which (i)
           -------------
     banking institutions in The City of New York are required or authorized by law or other government action to be closed and (ii) the principal U.S. securities exchange or market, if any, on which any Common Stock is listed or admitted to trading and the principal U.S. securities exchange or market, if any, on which the Warrants are listed or admitted to trading are closed for business.

          "LP Unit" means a unit of limited partnership interest in the Company
           -------
     issued pursuant to the Purchase Agreement.

          "Merrill Lynch" shall have the meaning ascribed to such term in the
           -------------
     preamble hereto.

          "Notes" shall have the meaning ascribed to such term in the preamble
           -----
     hereto.

          "Original Investors" shall mean Spectrum Equity Investors, L.P.,
           ------------------
Spectrum Equity Investors II, L.P., Grotech Partners IV, L.P., Toronto Dominion
(USA), Inc., Nassau Holdings, Inc., Noel P. Rahn and Nassau Broadcasting
Company.

          "Original Investors Registration Rights Agreement" shall mean the
           ------------------------------------------------
Registration Rights Agreement dated as of May 4, 2000 between the Company and the Original Investors.

          "Person" shall mean any individual, corporation, limited liability
           ------
     company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity, including any predecessor of any such entity.

          "Piggy-Back Registration" shall have the meaning ascribed to such term
           -----------------------
     in Section 2.2(a) hereof.

          "Prospectus" shall mean the prospectus included in any Registration
           ----------
     Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Purchase and Exchange Agreement" means the Purchase and Exchange
           -------------------------------
     Agreement   dated as of March 24, 2000 among the Company and the Sellers named therein with respect to the Aurora Acquisition, as amended by Amendment No. 1 to the Purchase and Exchange Agreement dated as of May __, 2000 and as may be further amended from time to time.

          "Purchase Agreement" shall have the meaning ascribed to such term in
           ------------------
the preamble   hereof.

          "Purchasers" shall have the meaning ascribed to such term in the
           ----------
preamble hereof.

          "Registrable Securities" shall mean any of (i) the LP Units or
           ----------------------
     (following the Reorganization) Shares held by the Holders on or after the date hereof and (ii) any other securities issued or issuable with respect to the LP Units or Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the offering of such securities by the holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of by such holder pursuant to such registration statement, (b) such securities have been sold to the public pursuant to, or are eligible for sale to the public without volume or manner of sale restrictions under, Rule 144(k) (or any similar provision then in force, but not Rule 144A) promulgated under the Securities Act, (c) such securities shall have been otherwise transferred and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or its transfer agent and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force, or (d) such securities shall have ceased to be outstanding.

          "Registration Expenses" shall mean all expenses incident to the
           ---------------------
     Company's performance of or compliance with this Agreement, including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters and the Holders in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and all independent certified public accountants, and other reasonable out-of-pocket expenses of Holders (it being understood that Registration Expenses shall not include, as to the fees and expenses of counsel, the fees and expenses of more than one counsel for the Holders and one counsel for the underwriters as to blue sky matters).

          "Registration Statement" shall mean any appropriate registration
           ----------------------
     statement of the Company filed with the SEC pursuant to the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Reorganization" means a change in the form of organization of the
           --------------
     Company from a limited partnership to a corporation, including the transfer of all assets and liabilities of the Company to its corporate successor and all other transactions consummated in connection therewith, in connection with the Initial Public Equity Offering of the Company's Common Stock or as otherwise required by Section 2.1 of this Agreement.

          "Requisite Equity Interests" shall mean a number of Registrable
           --------------------------
     Securities equivalent to not less than 10% of the Registrable Securities outstanding as of any date of determination.

          "Rule 144" shall mean Rule 144 promulgated under the Securities Act,
           --------
     as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          "Rule 144A" shall mean Rule 144A promulgated under the Securities Act,
           ---------
     as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

          "SEC" shall mean the Securities and Exchange Commission.
           ---

          "Securities Act" shall mean the Securities Act of 1933, as amended
           --------------
     from time to time.

          "Selling Holder" shall mean a Holder who is selling Registrable
           --------------
     Securities in accordance with the provisions of Section 2.1 or 2.2, respectively.

          "Shares" shall mean shares of Common Stock issuable upon conversion of
           ------
     the LP Units into Common Stock in connection with a Reorganization.

          "Suspension Period" shall have the meaning ascribed to such term in
           -----------------
     Section 2.3(a).

          "Transfer Notice" shall have the meaning ascribed to such term in
           ---------------
     Section 3.2(c) hereof.

          "Units" shall have the meaning ascribed to such term in the preamble
           -----
     of this Agreement.

          "Voting Stock" shall have the meaning ascribed to such term in the
           ------------
     Purchase Agreement.

          Section 2.  Registration Rights.
                      -------------------

          2.1  (a)   Demand Registration.  Upon the earlier of (i) the fifth
                     -------------------
year anniversary of the Issue Date, or (ii) 180 days following the Initial Public Offering of the Company Holders owning, individually or in the aggregate, at least the Requisite Equity Interests may, from time to time, make a written request to the Company to effect up to two registrations (each, a "Demand
                                                                   ------
Registration") under the Securities Act of their Registrable Securities.  Within
------------
20 days after the receipt of such written request for a Demand Registration, the Company shall (i) notify the Holders of all Registrable Securities that a Demand Registration has been requested,
(ii) prepare, file with the SEC and use its best efforts to cause to become effective under the Securities Act within 150 days of such demand a Registration Statement with respect to such Registrable Securities and (iii) keep such registration statement continuously effective for such period of time as all of the Registrable Securities included in such registration statement shall have been sold thereunder (the "Effectiveness Period"). Any such request will specify
                           --------------------
the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Within 30 days after receipt by any Holder of Registrable Securities of such notice from the Company, such Holder may request in writing that such Holder=s Registrable Securities be included in such Registration Statement and the Company shall include in such Registration Statement the Registrable Securities of any such Holder requested to be so included (the "Included Securities"). Each such request by such other Holders
               -------------------
shall specify the number of Included Securities proposed to be sold and the intended method of disposition thereof. Subject to Sections 2.1(b) and 2.1(f) hereof, the Company shall be required to effect a Demand Registration of Registrable Securities pursuant to this Section 2.1(a) up to a maximum of two occasions. If at the time of receipt of such request the Company is not a Subchapter C corporation, the Equity Holders and the Company shall take such steps as shall be necessary for the Company to reorganize as a Subchapter C corporation in order to permit Holders who have exercised their registration rights pursuant to this Section 2.1 to have registered for resale Shares. The terms of any such Reorganization shall be structured so as to provide the Holders with such number of Shares as results in the Holders holding an equivalent percentage of Capital Stock and Voting Stock in the Company after the Reorganization as they held immediately prior to the Reorganization to this Agreement.

          If such demand occurs during the "lock up" period (not to exceed 180 days) imposed on the Company pursuant to or in connection with any underwriting or purchase agreement relating to an underwritten Rule 144A or registered public offering of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, the Company shall not be required to so notify Holders of Registrable Securities and file such Demand Registration Statement prior to the end of such "lock up" or "black out" period, in which event the Company will use its best efforts to cause such Demand Registration statement to become effective no later than the later of (i) 150 days after such demand or
(ii) 90 days after the end of such "lock up" or "black out" period. In the event of any "lock up" period under any underwriting or other purchase agreement, the Company shall so notify the holders of Registrable Securities.

          (b) Effective Registration.  A Registration Statement shall not be
              ----------------------
deemed to have been effected as a Demand Registration unless it shall have been declared effective by the SEC, no later than the later of (i) 150 days after the request for a Demand Registration or (ii) 90 days after the end of any "lock up" period described in Section 2.1(a) hereof and the Company has complied in all material respects with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has become effective, the offering of Registrable Securities pursuant to such Registration Statement is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental, judicial or administrative order or requirement that prevents, restrains or otherwise limits the sale of Registrable Securities pursuant to such Registration Statement for any reason not attributable to any Holder participating in such registration, and such Registration Statement has not become effective within a reasonable time period thereafter, such Registration Statement shall be deemed not to have been effected. If (i) a registration requested pursuant to this Section 2.1 is deemed not to have been effected or
(ii) a Demand Registration does not remain effective under the Securities Act until at least the earlier of (A) an aggregate of 60 days (subject to Section
2.3 herein) after the effective date thereof or (B) the consummation of the distribution by the Holders of all of the Registrable Securities covered thereby, then such Demand Registration shall not count towards determining if the Company has satisfied its obligation to effect Demand Registrations pursuant to this Section 2.1. For purposes of calculating the 60-day period referred to in the preceding sentence, any period of time during which such Registration Statement was not in effect shall be excluded. The Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities from a Demand Registration. Notwithstanding any such withdrawal by a Holder of Registrable Securities, if the Company has complied with all of its obligations hereunder and has effected a Demand Registration within 150 days after the request for a Demand Registration, such withdrawal shall not require the Company to effect any additional Demand Registrations.

          (c) Priority in Demand Registrations Pursuant to Section 2.1. If a
              --------------------------------------------------------
Demand Registration pursuant to this Section 2.1 involves an underwritten offering and the lead managing underwriter advises the Company in writing that, in its view, the number of Registrable Securities requested by the Holders to be included in such registration, together with any other securities permitted to be included in such registration exceeds the number which, in the view of such lead managing underwriter, can be sold, then the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of Registrable Securities then held by each such Holder (provided that any Registrable Securities thereby allocated to any such Holder that exceed such Holder=s request shall be reallocated among the remaining requesting Holders in like manner). In the event that the number of Registrable Securities requested in such registration is less than the number which, in view of the lead managing underwriter, can be sold, the Company may include in such registration the securities the Company proposes to sell up to the number that, in view of the lead managing underwriter, can be sold without adversely affecting the success of the offering, including the price at which the Registrable Securities can be sold.

          (d) Restrictions on Sale by Holders.  Each Holder of Registrable
              -------------------------------
Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to this Section 2.1 and are to be sold thereunder agrees, if and to the extent reasonably requested by the managing underwriter or underwriters in an underwritten public offering, not to effect any public sale or distribution of Registrable Securities or of securities of the Company of the same class as any securities included in such Registration Statement, including a sale pursuant to Rule 144 (except as part of such underwritten offering), during the 30-day period prior to, and during the 180-day period (in connection with an initial public underwritten offering) or 90-day period (in connection with any subsequent public underwritten offering) beginning on, the closing date of such underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or such managing underwriter or underwriters.

          The foregoing provisions of Section 2.1(d) shall not apply to any Holders of Registrable Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such Holder shall undertake, in its request to participate in such underwritten offering, not to effect any public sale or distribution of any Registrable Securities commencing on the date of sale of such Registrable Securities unless it has provided 45 days= prior written notice of such sale or distribution to the managing underwriter or underwriters.

          (e) Selection of Underwriter.  If the Holders so elect, the offering
              ------------------------
of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Holders making such Demand Registration shall select one or more nationally recognized firms of investment bankers, who shall be reasonably acceptable to the Company, to act as the managing underwriter or underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering.

          (f) Expenses.  The Company will pay all Registration Expenses in
              --------
connection with the registrations requested pursuant to Section 2.1(a) hereof. Each Holder of Registrable Securities shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a Registration Statement requested pursuant to this Section 2.1.

          2.2  (a)  Piggy-Back Registration.  If at any time the Company
                    -----------------------
proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its securityholders of any class of its common equity securities (other than (i) a registration statement on Form S-4 or S-8 (or F-4 or F-8) (or any substitute form that may be adopted by the SEC) or any other publicly registered offering pursuant to the Securities Act pertaining to the issuance of shares of Capital Stock or securities exercisable therefor under any benefit plan, employee compensation plan, or employee or director stock purchase plan, (ii) a registration statement filed in connection with an offer of securities solely to the Company=s existing securityholders or (iii) a Demand Registration), then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event fewer than 15 days before the anticipated filing date or 10 days if the Company is subject to filing reports under the Exchange Act and able to use Form S-3 (or F-3) under the Securities Act), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request in writing within 12 days (or eight days if the Company is subject to filing reports under the Exchange Act and able to use Form S-3 (or F-3) under the Securities Act) after receipt of such written notice from the Company (which request shall specify the Registrable Securities intended to be disposed of by such Selling Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its
                          -----------------------
best efforts to keep such Piggy-Back Registration continuously effective under the Securities Act in the qualifying jurisdictions until at least the earlier of
(A) 60 days after the effective date thereof or (B) the consummation of the distribution by the Holders of all of the Registrable Securities covered thereby. The Company shall use its best efforts to cause the managing underwriter or underwriters, if any, of such proposed offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Selling Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective or the Company may elect to delay the registration; provided, however, that the Company shall give prompt written notice thereof to participating Selling Holders. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2, and each Holder of Registrable Securities shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder=s Registrable Securities pursuant to a Registration Statement effected pursuant to this Section 2.2.

          No registration effected under this Section 2.2, and no failure to effect a registration under this Section 2.2, shall relieve the Company of its obligation to effect a registration upon the request of Holders of Registrable Securities pursuant to Section 2.1 hereof, and no failure to effect a registration under this Section 2.2 and to complete the sale of securities registered thereunder in connection therewith shall relieve the Company of any other obligation under this Agreement.

          (b) Priority in Piggy-Back Registration.  In a registration pursuant
              -----------------------------------
to Section 2.2 hereof involving an underwritten offering, if the managing underwriter or underwriters of such underwritten offering have informed, in writing, the Company and the Selling Holders requesting inclusion in such offering that in such underwriter's or underwriters' reasonable opinion the total number of securities which the Company, the Selling Holders and any other persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event: (x) in cases only involving the registration for sale of securities for the Company's own account (which may include securities included pursuant to the exercise of piggy-back rights herein and in other contractual commitments of the Company), securities shall be registered in such offering in the following order of priority: (i) first, the securities which the Company proposes to register, (ii) second, provided that no securities sought to be included by the Company have been excluded from such registration, the securities which have been requested to be included in such registration by the Holders of Registrable Securities pursuant to this Agreement on a pari passu basis with (x) any securities of the Company as to which the Aurora Investors may be entitled to exercise "piggy-back" registration rights pursuant to the Aurora Registration Rights Agreement and (y) any securities of the Company as to which the Original Investors may be entitled to exercise "piggy-back" registration rights pursuant to the Original Registration Rights Agreement (such securities for the account of the Holders, the Aurora Investors and the Original Investors to be allocated among the Holders, the Aurora Investors and the Original Investors pro rata based on the amount of securities sought to be registered by the Holders, the Aurora Investors and the Original Investors) and (iii) third, provided that no securities sought to be included by the Company, the Aurora Investors, the Holders or the Original Investors have been excluded from such registration, the securities of any other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by such Persons); and (y) in cases not involving the registration for sale of securities for the Company's own account only, securities shall be registered in such offering in the following order of priority: (i) first, securities to be sold for the account of the Company and the securities of any Person whose exercise of a "demand" registration right pursuant to a contractual commitment of the Company is the basis for the registration (provided that if such Person is a Holder of Registrable Securities, as among Holders of Registrable Securities there shall be no priority and Registrable Securities sought to be included by Holders of Registrable Securities shall be included pro rata based on the amount of securities sought to be registered by such Persons), (ii) second, provided that no securities of the Company or such Person referred to in the immediately preceding clause (i) have been excluded from such registration, the securities requested to be included in such registration by the Holders of Registrable Securities (other than any Holder who is also a Person referred to in clause
(i)) pursuant to this Agreement on a pari passu basis with (x) any securities of the Company as to which the Aurora Investors may be entitled to exercise "piggy-back" registration rights pursuant to the Aurora Registration Rights Agreement and (y) any securities of the Company as to which the Original Investors may be entitled to exercise "piggy-back" registration rights pursuant to the Original Registration Rights Agreement (such securities for the account of the Holders, the Aurora Investors and the Original Investors to be allocated among the Holders, the Aurora Investors and the Original Investors pro rata based on the amount of securities sought to be registered by the Holders, the Aurora Investors and the Original Investors) and (iii) third, provided that no securities of such Person referred to in the immediately preceding clause (i) or of the Holders, the Aurora Investors or the Original Investors, referred to in clause (ii) have been excluded from such registration, securities of any other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments (pro rata based on the amount of securities sought to be registered by such Persons).

          If, as a result of the provisions of this Section 2.2(b), any Selling Holder shall not be entitled to include all Registrable Securities in a Piggy-Back Registration that such Selling Holder has requested to be included, such Selling Holder may elect to withdraw his request to include Registrable Securities in such registration.

          (c) Restrictions on Sale by Holders.  Each Holder of Registrable
              -------------------------------
Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to this Section 2.2 and are to be sold thereunder agrees, if and to the extent reasonably requested by the managing underwriter or underwriters in an underwritten public offering, not to effect any public sale or distribution of Registrable Securities or of securities of the Company of the same class as any securities included in such Registration Statement, including a sale pursuant to Rule 144 (except as part of such underwritten offering), during the 30-day period prior to, and during the 180-day period (in connection with an initial public underwritten offering) or 90-day period (in connection with each subsequent public underwritten offering) beginning on, the closing date of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or such managing underwriter or underwriters.

          The foregoing provisions of Section 2.2(c) shall not apply to any Holders of Registrable Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such Holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of any Registrable Securities commencing on the date of sale of such Registrable Securities unless it has provided 45 days= prior written notice of such sale or distribution to the managing underwriter or underwriters.

          2.3  Limitations, Conditions and Qualifications to Obligations Under
               ---------------------------------------------------------------
Registration Covenants.  The obligations of the Company set forth in Sections
----------------------
2.1, 2.2 and 2.6 hereof are subject to each of the following limitations, conditions and qualifications:

          (a) Subject to the next sentence of this paragraph, the Company shall be entitled to postpone, for a reasonable period of time, the filing of, or suspend the effectiveness of, any registration statement or amendment thereto, or suspend the use of any prospectus and shall not be required to amend or supplement the registration statement, any related prospectus or any document incorporated therein by reference (other than an effective registration statement being used for an underwritten offering); provided that the duration of such postponement or suspension (a "Suspension
                                                              ----------
     Period") may not exceed an aggregate of 60 days after the event or
     ------
     circumstance giving rise to such Suspension Period and the duration of such Suspension Period shall be excluded from the calculation of the 60-day period described in Section 2.1(b) hereof. Such Suspension Period may be effected only if (i) an event or circumstance occurs and is continuing as a result of which the registration statement, any related prospectus or any document incorporated therein by reference as then amended or supplemented or proposed to be filed would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) (A) the Company determines in its good faith judgment that the disclosure of such an event at such time would have a material adverse effect on the business, operations or prospects of the Company or (B) the disclosure otherwise relates to a material business transaction which has not yet been publicly disclosed; provided that the Effectiveness Period shall be extended by the number of days in any Suspension Period; provided further that the Company shall not be entitled to such postponement or suspension more than once in any 12-month period; provided further that the Company may suspend the effectiveness for a period not in excess of 5 Business Days to allow for the updating of the financial statements included in a Registration Statement to the extent required by law, not to exceed 45 days in aggregate in any 12-month period. If the Company shall so postpone the filing of a Registration Statement it shall, as promptly as possible, deliver a certificate signed by the chief financial officer of the Company or its general partner to the Selling Holders as to such determination, and the Selling Holders shall (1) have the right, in the case of a postponement of the filing or effectiveness of a Registration Statement, upon the affirmative vote of the Holders of not less than a majority of the Registrable Securities to be included in such Registration Statement, to withdraw the request for registration by giving written notice to the Company within 10 days after receipt of such notice or (2) in the case of a suspension of the right to make sales, receive an extension of the registration period equal to the number of days of the suspension. Any Demand Registration as to which the withdrawal election referred to in the preceding sentence has been effected shall not be counted for purposes of the Demand Registration the Company is required to effect pursuant to Section 2.1 hereof.

          (b) The Company's obligations shall be subject to the obligations of the Selling Holders, which the Selling Holders acknowledge, to furnish all information and materials and to take any and all actions as may be required under applicable federal and state securities laws and regulations to permit the Company to comply with all applicable requirements of the SEC, if applicable, and to obtain any acceleration of the effective date of such Registration Statement.

          2.4 [Reserved]
              ----------

          2.5  Rule 144 and Rule 144A.  The Company covenants that it will file
               ----------------------
the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder or beneficial owner of Warrants or Registrable Securities, make available such information necessary to permit sales pursuant to Rule 144A under the Securities Act. The Company further covenants that it will take such further action as any Holder of Warrants or Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Warrants or Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by

(a) Rule 144(k) and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Warrants or Registrable Securities, the Company will in a timely manner deliver to such Holder a written statement as to whether it has complied with such information requirements.

          2.6  Underwritten Registrations.  If any of the Registrable Securities
               --------------------------
covered by any Registration Statement are to be sold in an underwritten public offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of not less than a majority of the Registrable Securities to be sold thereunder and will be reasonably acceptable to the Company.

          No Holder of Registrable Securities may participate in any underwritten registration pursuant to a Registration Statement filed under this Agreement unless such Holder (a) agrees to (i) sell such Holder's Registrable Securities on the basis provided in and in compliance with any underwriting arrangements approved by the Holders of not less than a majority of the Registrable Securities to be sold thereunder and (ii) comply with Rules 101, 102 and 104 of Regulation M under the Exchange Act and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          If the Company has complied with all its obligations under this Agreement with respect to a Demand Registration or a Piggy-Back Registration relating to an underwritten public offering, all holders of Registrable Securities, upon request of the lead managing underwriter with respect to such underwritten public offering, will be required to not sell or otherwise dispose of any Registrable Security owned by them for a period not to exceed 180 days from the consummation of such underwritten public offering.

          Section 3.  [Reserved].
                      ----------

          Section 4.  Registration Procedures. In connection with the
                      -----------------------
obligations of the Company with respect to any Registration Statement pursuant to Sections 2.1, 2.2 and 2.6 hereof, the Company shall, except as otherwise provided:

          (a) A reasonable period of time prior to the initial filing of a Registration Statement and a reasonable period of time prior to the filing of any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), furnish to the Holders and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) shall be subject to the review of such Holders, and such underwriters, if any, and cause the officers and directors of the Company, counsel to the Company and independent certified public accountants to the

     Company to respond to such reasonable inquiries as shall be necessary, in the opinion of counsel to such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act; provided that the foregoing inspection and information gathering shall be coordinated on behalf of the Holders by Merrill Lynch. The Company shall not file any such Registration Statement or any amendments or supplements thereto which the Holders of a majority of the Registrable Securities included in such Registration Statement shall reasonably object on a timely basis.

          (b) Prepare and file with the SEC such amendments, including post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) Notify the Holders of Registrable Securities to be sold and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such notice in writing, (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed, and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order suspending the effectiveness of such Registration Statement or of any order or injunction suspending or enjoining the use of a Prospectus or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event, the existence of any information becoming known that makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) Use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of any order enjoining or suspending the effectiveness of the Registration Statement or the use of a Prospectus or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities covered thereby for sale in any jurisdiction described in Section 4(h) at the earliest practicable moment.

          (e) If requested by the managing underwriters, if any, or if none, by the Holders of a majority of the Registrable Securities being sold pursuant to such Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or if none, such Holders reasonably believe should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment under the Securities Act as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 4(e) that would in the opinion of counsel for the Company, violate applicable law.

          (f) Upon written request to the Company, furnish to each Holder of Registrable Securities to be sold pursuant to a Registration Statement and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested (including those previously furnished or incorporated by reference) as soon as practicable after the filing of such documents with the SEC.

          (g) Deliver to each Holder of Registrable Securities to be sold pursuant to a Registration Statement and each managing underwriter, if any, without charge, as many copies of each Prospectus (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and, subject to the other provisions of this Agreement, the Company hereby consents to use of such Prospectus and each amendment or supplement thereto and each document supplemental thereto by each of the selling Holders of Registrable Securities and the underwriters or agents, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (h) Prior to any offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the Holders of Registrable Securities to be sold, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any such Holder or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective hereunder and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or to taxation in any jurisdiction where it is not so subject.

          (i) In connection with any sale or transfer of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with the Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends whatsoever and shall be in a form eligible for deposit with The Depository Trust Company ("DTC") or the stock transfer agent appointed by the Company; and to enable
       ---
     such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holders may reasonably request at least two business days prior to any sale of Registrable Securities.

          (j) Upon the occurrence of any event contemplated by Section 4(c)(v) above, as promptly as practicable prepare a supplement or amendment, including if appropriate a post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (k) Prior to the effective date of a Registration Statement, (i) provide the registrar for the Registrable Securities with certificates for such securities in a form eligible for deposit with DTC or the stock transfer agent and (ii) provide a CUSIP number for such securities.

          (l) Enter into such agreement (including an underwriting agreement in such form, scope and substance as is customary in underwritten offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriter or underwriters, if any, with respect to the business of the Company and the subsidiaries of the Company (including with respect to businesses or assets acquired or to be acquired by any of them), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if any when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, addressed to each selling Holder of Registrable Securities and each of the underwriters, if any), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters;
     (iii) use their best efforts to obtain customary "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed (where reasonably possible) to each Selling Holder of Registrable Securities and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; (iv) if an underwriting agreement is entered into, the same shall contain customary indemnification provisions and procedures no less favorable to the Selling Holder and the underwriters, if any, than those set forth in Section 5 hereof (or such other provisions and procedures acceptable to Holders of a majority of Registrable Securities covered by such Registration Statement and the managing underwriter, if any); and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold and the managing underwriters or underwriters to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and evidence compliance with any customary conditions contained in the underwriting agreement or other agreements entered into by the Company.

          (m) Make available for inspection by a representative of the selling Holders of Registrable Securities, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, consultant or accountant retained by such representative of the selling Holders of Registrable Securities or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during the reasonable
      ----------
     business hours, all financial and other records, pertinent corporate documents and properties of the Company and the subsidiaries of the Company (including with respect to businesses and assets acquired or to be acquired to the extent that such information is available to the Company), and cause the officers, directors, agents and employees of the Company and its subsidiaries of the Company (including with respect to businesses and assets acquired or to be acquired to the extent that such information is available to the Company) to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement; provided, however, that such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to U.S. securities laws in connection with the filing of the Registration Statement or the use of any Prospectus), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such person or (iv) such information becomes available to such person from a source other than the Company and its subsidiaries and such source is required to maintain the confidentiality of the information; provided further that the foregoing investigation shall be coordinated on behalf of the selling Holders of Registrable Securities by Merrill Lynch.

          (n) Comply with all applicable rules, regulations and policies of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder no later than 60 days after the end of any 12-month period (or 135 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to an underwriter or to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to an underwriter or to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the relevant Registration Statement, which statements shall cover said such period, consistent with the requirements of Rule 158 under the Securities Act.

          (o) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on each securities exchange, if any, on which securities of the same class issued by the Company are then listed.

          (p) Cooperate with each seller of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the Selling Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Securities.

          (q) Cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and its respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

          The Company may require a Holder of Registrable Securities to be included in a Registration Statement to furnish to the Company such information regarding (i) the intended method of distribution of such Registrable Securities, (ii) such Holder and (iii) the Registrable Securities held by such Holder as is required by law or applicable regulations to be disclosed in such Registrable Statement and the Company may exclude from such Registration Statement the Registrable Securities of any Holder who fails to furnish such information within a reasonable time after receiving such request.

          If any such Registration Statement refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act, the deletion of the reference to such Holder in such amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii), 4(c)(iv) or 4(c)(v) hereof, such Holder will forthwith discontinue disposition of such Subject Equity covered by the Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(j) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be
 ------
resumed, and in either case has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. If the Company shall give any such notice, the Effectiveness Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 4(j) hereof or (y) the Advice, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

          Holders of the Registrable Securities shall be obligated to keep confidential the existence of a Suspension Period or any confidential information communicated by the Company to the Holder with respect thereto.

          Section 5.  Indemnification and Contribution. (a) The Company agrees
                      --------------------------------
to indemnify and hold harmless each Purchaser, each Holder, their respective affiliates, and their respective directors, officers and employees, and each Person, if any, who controls any of such parties within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever, in each case, based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 5(d) below) any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expenses whatsoever, as incurred (including the reasonable fees and disbursements of one counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 5(a);

provided, however, that this indemnity agreement does not apply to any loss, liability, claim, damage or expense to the extent (i) arising out of an untrue statement or omission or alleged untrue statement or omission (A) made in reliance upon and in conformity with written information furnished to the Company by the Selling Holders of Registrable Securities, any Holder, or any underwriter expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) or (B) resulting from the use of the Prospectus during a period when the use of the Prospectus has been suspended or is otherwise unavailable for sales thereunder in accordance with this Agreement, provided, in each case, that Holders received prior notice of such suspension or other unavailability.

          (b) In the case of any registration of Registrable Securities, each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, each Purchaser, each underwriter, if any, who participates in an offering of Registrable Securities and the other Selling Holders and each of their respective directors, officers and employees (including each officer of the Company who signed the Registration Statement) and each Person, if any, who controls the Company, any Purchaser, any underwriter or any other Selling Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto), or the Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

          (c) In case any action shall be commenced involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such Person (the "indemnified party") shall give notice as promptly as
                         -----------------
reasonably practicable to each Person against whom such indemnity may be sought (the "indemnifying party"), but failure to so notify an indemnifying party shall
      ------------------
not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party which consent shall not be unreasonably withheld) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 5 (whether or not the indemnified parties are actual or potential parties thereof), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 5(a)(ii) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (e) If the indemnification provided for in any of the indemnity provisions set forth in this Section 5 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of such indemnifying party or parties on the one hand, and such indemnified party or parties on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party or parties on the one hand, and such indemnified party or parties on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or parties or such indemnified party or parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Purchasers and the Holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Selling Holders of Registrable Securities were treated as one entity, and the Holders were treated as one entity, for such purpose) or by another method of allocation which does not take account of the equitable considerations referred to above in Section 5. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by an governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1993 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each Person, if any, who controls a Purchaser or Holder within the meaning of this Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Purchaser or Holder, and each director of the Company, each officer of the Company who signed the Registration Statement, and each Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

          Section 6.  Miscellaneous.
                      -------------

          (a)   Remedies. In the event of a breach by the Company of any of its
                --------
obligations under this Agreement, each Holder and Permitted Holders, in addition to being entitled to exercise all rights provided herein, in the Purchase Agreement or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement.

          (b)   No Inconsistent Agreements. The Company and the Permitted
                --------------------------
Holders will not enter into any agreement which is inconsistent with the rights granted to the Holders of Warrants and Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities, if any, under any such agreements.

          Notwithstanding the foregoing, this Agreement shall not in any way affect the execution by the parties thereto, validity or binding effect of the Aurora Registration Rights Agreement and the parties hereto hereby consent to the execution and delivery by the Company of the Aurora Registration Rights Agreement.

          (c)   No Piggy-Back on Demand Registrations. The Company shall not
                -------------------------------------
grant to any of its securityholders (other than the Holders in such capacity, the parties to the Aurora Registration Rights Agreement and the parties to the Original Investors Registration Rights Agreement) the right to include any of their securities in any Registration Statement filed pursuant to a Demand Registration.

          (d)   Amendments and Waivers.  The provisions of this Agreement,
                ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than a majority of the then outstanding Registrable Securities; provided, however, that, for the purposes of this Agreement, Registrable Securities that are owned, directly or indirectly, by the Company or any of its Affiliates are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of one or more Holders and that does not directly or indirectly affect the rights of other Holders may be given by a majority of the Holders so affected; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, no amendment, modification, supplement, waiver or consent with respect to Section 5 shall be made or given otherwise than the prior written consent of each Person affected thereby.

          (e)   Notices.  All notices and other communications provided for or
                -------
permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address of such Holder as set forth in the register for the Registrable Securities, which address initially is, with respect to each Purchaser, the address set forth with respect to such Purchaser in the Purchase Agreement; and (ii) if to the Company, initially at the address set forth below the Company's name on the signature pages hereto and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(e), with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036-6522, Attention: Phyllis G. Korff, Esq., and thereafter at such other address notice of which is given in accordance with the provisions of this Section 6(e).

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, first-class postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

          (f)   Successors and Assigns. This Agreement shall inure to the
                ----------------------
benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Company may not assign any of its rights or obligations hereunder without the prior written consent of each Holder of Registrable Securities. Notwithstanding the foregoing, no successor or assignee of the Company shall have any rights granted under the Agreement until such person shall acknowledge its rights and obligations hereunder by a signed written statement of such person's acceptance of such rights and obligations.

          (g)   Counterparts. This Agreement may be executed in any number of
                ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

          (h)   Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
                -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK. THE COMPANY AND THE PURCHASERS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL

COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS.

          (i)   Severability. If any term, provision, covenant or restriction of
                ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j)   Headings. The headings in this Agreement are for convenience of
                --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (k)   Entire Agreement.  This Agreement, together with the Purchase
                ----------------
Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

          (l)   Securities Held by the Company or its Affiliates. Whenever the
                ------------------------------------------------
consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or by any of its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted (in either the numerator or the denominator) in determining whether such consent or approval was given by the Holders of such required percentage

          (m)   Third Party Beneficiary. The Holders shall be third party
                -----------------------
beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect the rights of Holders hereunder.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                              NASSAU BROADCASTING PARTNERS, L.P.
                              By:  NASSAU BROADCASTING PARTNERS,
                                   INC., its General Partner


                              By: /s/ Louis F. Mercatanti, Jr.
                                  ---------------------------------
                                  Name: Louis F. Mercatanti, Jr.
                                  Title: President

Confirmed and accepted as of
   the date first above written:

MERRILL LYNCH CAPITAL CORPORATION


     By: /s/ Stephen B. Paras
         --------------------------------
        Name: Stephen B. Paras
        Title: Managing Member

OZ MASTER FUND, LTD.


     By: /s/ Daniel S. Och
         --------------------------------
        Name: Daniel S. Och
        Title: Managing Director

CAISSE DE DEPOT ET PLACEMENT DU QUEBEC


     By: /s/ Lucie Rousseau
         --------------------------------
        Name: Lucie Rousseau
        Title:



     By: /s/ Diane C. Farreau
             ----------------------------
        Name: Diane C. Farreau
        Title:

THE BANK OF NOVA SCOTIA


     By: /s/ Vincent J. Fitzgerald, Jr.
         --------------------------------
        Name: Vincent J. Fitzgerald, Jr.
          Title: Authorized Signatory

BANK OF MONTREAL


     By: /s/ Karen Klapper
         ---------------------
        Name: Karen Klapper
        Title: Director